UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 26, 2008
COINSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	No.)	Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 26, 2008, the Board of Directors (the “Board”) of Coinstar, Inc. (“Coinstar”) appointed Paul D. Davis as Coinstar’s next Chief Executive Officer effective April 1, 2009. The Board expects to appoint Mr. Davis as a member of the Board at that time. Mr. Davis will continue serving as Coinstar’s Chief Operating Officer until he takes over the Chief Executive Officer position from David W. Cole, Coinstar’s current Chief Executive Officer, who informed the Board on August 26, 2008 that he would retire from his management position and step down from the Board effective March 31, 2009, to focus his energies on family, recreation, travel and giving back to the community.
     Mr. Davis, age 51, has acted as Coinstar’s Chief Operating Officer since joining the Company in April 2008. From February 2007 to March 2008, Mr. Davis was an independent consultant working with various consumer packaged goods and retail companies. From October 2004 to January 2007, Mr. Davis served as global chief executive of Kettle Foods Inc. (a producer of chips and other snack foods). Prior to that, he served as president and chief executive officer of Barilla America, Inc. (the U.S.-based division of The Barilla Group, a food producer) from February 2002 to October 2004. From March 1999 to October 2001, Mr. Davis served in executive positions at Starbucks Corporation (a publicly-held, specialty coffee retailer), including president, North American Operations from November 1999 to October 2001 and president, Consumer Products Unit from March 1999 to November 1999. From 1983 to 1999, Mr. Davis served in positions of increasing responsibility at Frito-Lay, a division of PepsiCo, Inc. (a food and beverage company), most recently as president of Hostess Frito-Lay Company, Canada.
     For the time being, Mr. Davis will continue his employment under the terms of his current compensatory arrangements with Coinstar. Mr. Davis and Coinstar’s Board, including its Compensation Committee, will finalize new arrangements regarding Mr. Davis’s employment as Chief Executive Officer prior to the effectiveness of his appointment to that position. Please see Coinstar’s current report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2008 and incorporated herein by reference for additional information relating to Mr. Davis’s current compensatory arrangements.
     The press release announcing matters relating to the information herein is attached hereto as Exhibit 99.1.
     Some statements in this current report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future actions and actual actions may vary materially from those expressed or implied in such statements. For information on certain factors that may affect future actions and results, please see our public filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 2, 2008
[REMAINDER OF PAGE LEFT BLANK]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: September 2, 2008	By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 2, 2008